                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 2, 2003
                                                         -------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



            Ohio                         1-8116                  31-0785108
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                        43017
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(Address of principal executive offices)                           (Zip Code)




       Registrant's telephone number, including area code (614) 764-3100
                                                          --------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)




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Item 1.    Changes in Control of Registrant.
------     --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
------     ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
------     --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
------     ---------------------------------------------

           Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.
------     -----------------------------------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
------     --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           The press release described in Item 9 is attached hereto as Exhibit 99.

Item 8.    Change in Fiscal Year.
------     ---------------------

           Not applicable.

Item 9.    Regulation FD Disclosure.
------     ------------------------

           On October 2, 2003, the Company issued a press release reporting September sales results, the acquisition of 68 restaurants in Florida, the sale of 15 restaurants to the family of Founder Dave Thomas and other information. The press release is attached hereto as Exhibit 99.

Item 10.   Amendments to the Registrant's Code of Ethics, or Waiver of a
--------   Provision of the Code of Ethics.
           --------------------------------

           Not applicable.



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Item 11.   Temporary Suspension of Trading Under Registrant's Employee
--------   Benefit Plans.
           --------------

           Not applicable.

Item 12.   Results of Operations and Financial Condition.
-------    ---------------------------------------------

           Not applicable.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WENDY'S INTERNATIONAL, INC.


                                             By: /s/ Kerrii B. Anderson
                                                 --------------------------
                                                 Kerrii B. Anderson
                                                 Executive Vice President &
                                                 Chief Financial Officer

Date:  October 2, 2003
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